July 26, 2017

                         Pioneer Emerging Markets Fund

   Supplement to Summary Prospectus, Prospectus and Statement of Additional
                                  Information
                              dated April 1, 2017

The Board of Trustees of Pioneer Emerging Markets Fund has approved the reorganization of the fund with and into Pioneer Global Equity Fund (the "Reorganization"). Each fund is managed by Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in the fourth quarter of 2017.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Emerging Markets Fund and Pioneer Global Equity Fund have a similar investment objective.

    . Pioneer Emerging Markets Fund invests primarily in securities of issuers located in emerging markets. In contrast, Pioneer Global Equity Fund invests in securities of issuers located throughout the world, including issuers located in international developed markets and the United States, in addition to issuers located in emerging markets.

    . The combined fund will pay a lower management fee rate than the management fee rate paid by Pioneer Emerging Markets Fund.

    . The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Emerging Markets Fund.

    . The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund as a direct result of the Reorganization.

Shareholders of Pioneer Emerging Markets Fund who determine that they do not wish to become shareholders of Pioneer Global Equity Fund may (a) redeem their shares of Pioneer Emerging Markets Fund prior to the Reorganization's closing date ("Closing Date") or (b) exchange their shares of Pioneer Emerging Markets Fund prior to the Closing Date for shares of another Pioneer fund by contacting Amundi Pioneer or their investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of Pioneer Emerging Markets Fund prior to the Closing Date. Please note that a redemption or an exchange of shares of Pioneer Emerging Markets Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

Prior to consummation of the Reorganization, you will be sent an Information Statement containing important information about the Reorganization, including the date on which the Reorganization is expected to occur. Each fund's summary prospectus, prospectus and statement of additional information is available free upon request at https://us.pioneerinvestments.com or by calling 1-800-225-6292.

Investment Objectives and Strategies

Each fund has a similar investment objective:

    .  Pioneer Emerging Markets Fund - Long-term growth of capital.

    .  Pioneer Global Equity Fund - Long-term capital growth.

In addition, each fund invests primarily in international equity securities. However, there are differences in the funds' investment strategies. In particular, normally, Pioneer Emerging Markets Fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. Pioneer Emerging Markets Fund may invest in both equity and debt securities, although the fund normally emphasizes equity securities in its portfolio. Pioneer Emerging Markets Fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the United States). Pioneer Emerging Markets Fund does not invest in securities of issuers located in the United States.

In contrast, normally, Pioneer Global Equity Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world, including the United States. Pioneer Global Equity Fund may invest in both international developed and emerging markets without limit. Normally, Pioneer Global Equity Fund invests at least 40% of its net assets in issuers located outside of the United States.

Management Fees

The combined fund will pay a lower management fee rate than the management fee rate paid by Pioneer Emerging Markets Fund:

   Pioneer Emerging Markets Fund's annual management fee is equal to 1.10% of the fund's average daily net assets up to $1 billion and 1.05% of the fund's average daily net assets over $1 billion.

   The combined fund will pay an annual management fee equal to 0.75% of the fund's average daily net assets up to $500 million, 0.70% of the next
$500 million of the fund's average daily net assets and 0.65% of the fund's average daily net assets over $1 billion.

Total Expenses

The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Emerging Markets Fund:

   The total annual fund operating expenses of Pioneer Emerging Markets Fund for the twelve-month period ended May 31, 2017 were: Class A: 2.18%; Class C:
2.93%; Class R: 2.36%; and Class Y: 1.70%. The net expense ratio for Class A shares is 1.95%, for Class C shares is 2.85%, and for Class R shares is 2.20% based on current expense limitation arrangements.*

   The pro forma total annual fund operating expenses of the combined fund, based on the twelve-month period ended May 31, 2017 are: Class A: 1.44%;
Class C: 2.18%; Class R: 1.67%; and Class Y: 1.04%. The net expense ratio for Class A shares is 1.30%, for Class R shares is 1.55%, and for Class Y shares is 0.80% based on current expense limitation arrangements.**

* For Pioneer Emerging Markets Fund, the fund's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.95%, 2.85% and 2.20%, respectively, of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. This expense limitation is in effect through April 1, 2018. There can be no assurance that the adviser will extend the expense limitation beyond such time.

** For Pioneer Global Equity Fund, the fund's investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.30%, 1.55% and 0.80%, respectively, of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Effective August 1, 2017, Amundi Pioneer will limit expenses for Class A shares and Class C shares of Pioneer Global Equity Fund to 1.25% and 2.15%, respectively. These expense limitations are in effect through January 1, 2019. There can be no assurance that the adviser will extend the expense limitation beyond such time.

Fund Assets

It is anticipated that the combined fund will have assets of approximately $287 million. As of May 31, 2017, Pioneer Emerging Markets Fund had assets of approximately $117.9 million.

Portfolio Managers

Day-to-day management of Pioneer Global Equity Fund is the responsibility of Marco Pirondini and David Glazer. Mr. Pirondini and Mr. Glazer may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from one or more of Amundi Pioneer's affiliates.

Mr. Pirondini, Executive Vice President, Head of Equities U.S., has served as a portfolio manager of Pioneer Global Equity Fund since 2010. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Amundi Pioneer Asset Management (formerly, Pioneer Investment Management), overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini joined a predecessor organization to Amundi Pioneer in 1991.

Mr. Glazer, Senior Vice President of Amundi Pioneer has served as portfolio manager of Pioneer Global Equity Fund since 2012. Mr. Glazer served as Vice President, Senior Analyst and Co-Portfolio Manager at Franklin Templeton Global Advisers from 2005 until 2012, specializing in global and international small/mid-capitalization strategies.

Day-to-day management of Pioneer Emerging Markets is the responsibility of Mauro Ratto, Marco Mencini and Andrea Salvatori.

                                                                  30406-00-0717

                                      (C) 2017 Amundi Pioneer Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC